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                                                                    Exhibit 10.8

                                TOWER GROUP, INC.
                              2001 STOCK AWARD PLAN


1. Purpose.

         The Tower Group, Inc. 2001 Stock Award Plan (hereinafter, the "Plan") is hereby established to grant to officers and other employees of Tower Group, Inc. ("Tower Group") or of its parents or subsidiaries (as defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code")), if any (individually and collectively, the "Company"), a favorable opportunity to acquire common stock, $.01 par value ("Common Stock"), of Tower Group and thereby to create an incentive for such persons to remain in the employ of or provide services to the Company and to contribute to its success.

         2. Definitions.

         For purposes of the Plan:

         2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share of Common Stock paid to holders of the Shares of Common Stock in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

         2.2 "Affiliate Corporation" or "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

         2.3 "Award Agreement" means the written agreement between the Company and a Grantee evidencing the grant of an Award.

         2.4 "Award" means any Award, SAR or Performance Share, granted to an Eligible Employee under the Plan.

         2.5 "Board" means the Board of Directors of the Company.

         2.6 "Cause" means, with respect to any Grantee (unless otherwise defined in the Agreement evidencing a particular Award), any of the following events, any of which shall result in immediate termination of the unexercised portion of an Award, (i) intentional failure to perform reasonably assigned duties, (ii) dishonest or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company which transaction is adverse to the interests of the Company and which is engaged in for personal profit, or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

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         2.7 "Change in Capitalization" means any increase or reduction in the number of the Company's issued and outstanding Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, or other change in corporate structure by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

         2.8 A "Change in Control" shall mean the occurrence during the term of the Plan of either of any "person" (as such term is used in Section 13(c) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities.

         2.9 "Code" means the Internal Revenue Code of 1986, as amended. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

         2.10 "Committee" means a committee, as described in Section 3.1, appointed by the Board to administer the Plan and to perform the functions set forth herein.

         2.11 "Company" means Tower Group, Inc. (including any and all Parents and Subsidiaries currently existing or hereafter acquired or established).

         2.12 "Disability" means a physical or mental infirmity which impairs a Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

         2.13 "Disinterested Director" means a director of the Company who is "disinterested" within the meaning of Rule 16b-3 under the Exchange Act.

         2.14 "Eligible Individual" means any officer or employee of the Company, or an individual who is designated by the Committee as eligible to receive Awards subject to the conditions set forth herein.

         2.15 "Employee Award" means an Award granted pursuant to the Plan.

         2.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.17 "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal securities exchange on which such Shares are listed, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and closing asked price per Share on such date as quoted on the quotation system of the Nasdaq Stock Market, Inc. or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value as established by the Board in good faith and, in the case of an Incentive Stock Award, in accordance with Section 422 of the Code.


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         2.18 "Grantee" means a person to whom an Award is being granted under the Plan.

         2.19 "Incentive Stock Award" means an Award satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Award.

         2.20 "Insurance Law" means the Insurance Law of the State of New York. References to any provision of the Insurance Law shall be deemed to include successor provisions thereto and regulations thereunder.

         2.21 "Nonemployee Director" means a director of the Company who is not an employee of the Company or an Affiliate.

         2.22 "Nonqualified Stock Award" means an Award which is not an Incentive Stock Award.

         2.23 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

         2.24 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

         2.25 "Performance Share" means a performance share granted under
Section 6.

         2.26 "Plan" means the Tower Group Inc. 20011999 Stock Award Plan.

         2.27 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles as defined in Opinion No. 16 of the Accounting Principles Board.

         2.28 "Shares" means the common stock, par value $.01 per share, of the Company and any securities or other consideration issuable in respect of Shares in connection with a Change in Capitalization or Change in Control.

         2.29 "Stock Appreciation Right" or "SARs" means a right to receive all or some portion of the increase in the value of the Shares as provided in
Section 8 hereof.

         2.30 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

         2.31 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of 424(a) of the Code, which issues or assumes a stock Award in a transaction to which Section 424(a) of the Code applies.



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         2.32 "Ten Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Award is to be granted to him or her owns (within the meaning of Section 422(b) (6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary thereof.

         3. Administration.

         3.1 The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members shall be as fully effective as if made by a majority, voted at a meeting duly called and held. The Committee shall consist of at least two (2) directors of the Company each of whom shall be a Disinterested Director and an Outside Director.

         3.2 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

         3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

                  (a) determine those Eligible Individuals to whom Employee Awards shall be granted under the Plan and the number of Employee Awards to be granted and to prescribe the terms and conditions (which need not be identical) of each such Employee Award, including the purchase price per Share subject to each Employee Award, and the Award Agreements evidencing the Awards and make any amendment or modification to any Award Agreement consistent with the terms of this Plan;

                  (b) construe and interpret the Plan and the Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Award Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law, including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee or the Board or the exercise of this power shall be final, binding and conclusive upon the Company, its Affiliate Corporations, the Awards, and all other persons having any interest therein;



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                  (c) determine the duration and purposes for leaves of absence which may be granted to a Grantee on an individual basis without constituting a termination of employment or service for purposes of this Plan;

                  (d) exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

                  (e) exercise such powers and perform such acts as it deems necessary or advisable to promote the best interests of the Company with respect to the Plan.

         3.4 In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan, subject to the provisions of the Code and the Insurance Law. In the event that the Plan is administered by the Board, then all references to the Committee, except for Section 3.1, shall be deemed to refer to the Board.

         4. Stock Subject to the Plan.

         4.1 The maximum number of Shares that may be made the subject of Awards granted under the Plan is 250,000; provided that at no time may the number of Shares which may be subject to Awards under the Plan exceed five percent of the authorized shares of Common Stock of the Company in accordance with Section 1207 of the Insurance Law. Upon a Change in Capitalization the maximum number of Shares shall be adjusted in number and kind pursuant to Section 9. The Company shall reserve for purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

         4.2 Upon the granting of an Award, the number of Shares available under
Section 4.1 for the granting of further Awards shall be reduced by the number of shares subject to such Award granted. Whenever any outstanding Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Award may again be the subject of Awards granted hereunder.

         4.3 For purposes of this Section, where the exercise price of Awards is paid by means of the Grantee's surrender of previously owned shares of Common Stock, only the net number of additional shares issued and which remain outstanding in connection with such exercise shall be deemed "issued" for purposes of the Plan.

         5. Award Grants for Eligible Individuals.

         5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Employee Awards, the terms and conditions of which shall be set forth in an Award Agreement.

         5.2 Eligible Individuals. Officers, directors and other employees of the Company shall be eligible for selection to participate in the Plan upon approval by the Committee; provided, however, that only "employees" (within the meaning of Section 3401(c) of the Code) of the Company shall be eligible for the grant of Incentive Stock Awards. An individual who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. No person is eligible to participate in the Plan by matter of right; only those eligible persons who are selected by the Committee in its discretion shall participate in the Plan.

         5.3 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Award shall be determined by the Committee and set forth in the Award Agreement; provided, however, that

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                  (a) the purchase price per Share under each Incentive Stock
Award shall not be less than 100% of the Fair Market Value of a Share on the date the Incentive Stock Award is granted (110% in the case of an Incentive Stock Award granted to a Ten-Percent Stockholder) and

                  (b) the purchase price per Share under each Nonqualified Stock Award shall not be less than 85% of the Fair Market Value of a Share on the date the Nonqualified Stock Award is granted.

         5.4 Maximum Duration. Employee Awards granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Award granted hereunder shall not be exercisable after the expiration of ten
(10) years from the date it is granted (five (5) years in the case of an Incentive Stock Award granted to a Ten-Percent Stockholder), and a Nonqualified Stock Award shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Award, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

         5.5 Vesting. Subject to Section 7.5 hereof, each Employee Award shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Award expires. The Committee may accelerate the exercisability of any Award or portion thereof at any time.

         5.6 Modification. No modification of an Employee Award shall adversely alter or impair any rights or obligations under the Employee Award without the Grantee's consent.

         5.7 Maximum Number of Share Subject to Award to Single Individual. At no time shall the number of shares subject to Awards issued to any individual, including an Award under this Plan, exceed 10% of the Shares authorized to be awarded under Section 4.1.

         6. Performance Shares. The Committee is authorized to grant Performance Shares to Eligible Employees on the following terms and conditions:

         6.1 Performance Period. The Committee shall determine a performance period (the "Performance Period") of one or more years and shall determine the performance objectives for grants of Performance Shares. Performance objectives may vary from Eligible Employee to Eligible Employee and shall be based upon such performance criteria as the Committee may deem appropriate. Performance periods may overlap and Eligible Employees may participate simultaneously with respect to Performance Shares and Performance Units for which different Performance Periods are prescribed.


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         6.2 Award Value. At the beginning of a Performance period, the
Committee shall determine for each Eligible Employee or group of Eligible Employees with respect to that Performance Period the range of number of Shares, if any, in the case of Performance Shares which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Employee as an Award if the relevant measure of Company performance for the Performance Period is met.

         6.3 Significant Events. If during the course of a Performance Period there shall occur significant events as determined by the Committee which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objectives; provided, however, that, if an Award Agreement so provides, the Committee shall not have any discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162m(4)(C) of the Code and the regulations thereunder.

         6.4 Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of employment during the applicable Performance Period, Performance Shares for which the Performance Period was prescribed shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in an individual case, that restrictions or forfeiture conditions relating to Performance Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Performance Shares.

         6.5 Payment. Each Performance Share may be paid in whole Shares, or cash, or a combination of Shares and cash either as a lump sum payment or in installments, all as the Committee shall determine, at the time of grant of the Performance Share or otherwise, commencing as soon as practicable after the end of the relevant Performance Period.

         7. Terms and Conditions Applicable to All Awards.

         7.1 Duration. Each Award shall terminate on the date which is the tenth anniversary of the grant date, unless terminated earlier as follows:

                  (a) If a Grantee's employment or service terminates for any reason other than Disability, death or Cause, the Grantee may for a period of three (3) months after such termination exercise his or her Award to the extent, and only to the extent, such Award or portion thereof was vested and exercisable as of the date of the Grantee's employment or service terminated, after which time the Award shall automatically terminate in full.

                  (b) If a Grantee's employment or service terminates by reason of the Grantee's Disability, the Grantee may, for a period of one (1) year after such termination, exercise his or her Award to the extent, and only to the extent, such Award or portion thereof was vested and exercisable as of the date the Grantee's employment or service terminated, after which time the Award shall automatically terminate in full.

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                  (c) If a Grantee's employment or service terminates for Cause, the Award granted to the Grantee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

                  (d) If a Grantee dies while employed or in the service of the Company or an Affiliate or within the three (3) month or twelve (12) month period described in clause (a) or (b), respectively, of this Section 7.1 the Award granted to the Grantee may be exercised at any time within twelve (12) months after the Grantee's death by the person or persons to whom such rights under the Award shall pass by will, or by the laws of descent and distribution, after which time the Award shall terminate in full; provided, however, that an Award may be exercised to the extent, and only to the extent, such Award or portion thereof was exercisable on the date of death or earlier termination of the Grantee's services as a Director.

                  (e) Retirement. Upon retirement of a Stock Award Grantee, Stock Award privileges shall apply to those Shares immediately exercisable at the date of retirement. The Committee, however, in its discretion, may provide that any Stock Awards outstanding but not yet exercisable in accordance with a schedule to be determined by the Committee. Stock Award privileges shall expire unless exercised within such period of time as may be established by the Committee, but in no event later than the expiration date of the Stock Award.

         Notwithstanding clauses (a) through (e) above, the Award Agreement evidencing the grant of an Employee Award may, in the Committee's sole and absolute discretion, set forth additional or different terms and conditions applicable to Employee Awards upon a termination or change in status of the employment or service of an Eligible Individual. Such terms and conditions may be determined at the time the Employee Award is granted or thereafter.

         7.2 Non-transferability. No Award (except for vested Shares) granted hereunder shall be transferable by the Grantee to whom granted except by will or the laws of descent and distribution, and an Award may be exercised during the lifetime of such Grantee only by the Grantee or his or her guardian or legal representative. The terms of such Award shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee.

         7.3 Method of Exercise. The exercise of an Award shall be made only by a written notice delivered in person or by mail to the Secretary or Chief Financial Officer of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Award Agreement pursuant to which the Award was granted. The purchase price for any Shares purchased pursuant to the exercise of an Award shall be paid in accordance with Section 7.7. The Grantee shall deliver the Award Agreement evidencing the Award to the Secretary or Chief Financial Officer of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Award and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

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         7.4 Rights of Grantees. No Grantee shall be deemed for any purpose to be the owner of any Shares subject to any Award unless and until (i) the Award shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Grantee and (iii) the Grantee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Grantee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Award Agreement.

         7.5 Effect of Change in Control. In the event of a Change in Control, all Awards outstanding on the date of such Change in Control shall become immediately and fully vested and exercisable. In addition, to the extent set forth in an Award Agreement evidencing the grant of an Employee Award, a Grantee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, any Employee Award or portion of an Employee Award to the extent not yet exercised and the Grantee will be entitled to receive a cash payment in an amount equal to the excess, if any of (x) (A) in the case of a Nonqualified Stock Award, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Award or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Employee Award or portion thereof surrendered or (B) in the case of an Incentive Stock Award, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Award or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Employee Award or portion thereof surrendered; provided, however, that in the case of an Employee Award granted within six (6) months prior to the Change in Control to any Grantee who may be subject to liability under Section 16(b) of the Exchange Act, such Grantee shall be entitled to surrender for cancellation his or her Award during the sixty (60) day period commencing upon the expiration of six (6) months from the date of grant of any such Employee Award. In the event a Grantee's employment or service with the Company is terminated by the Company following a Change in Control, each Award held by the Grantee that was exercisable as of the date of termination of the Grantee's employment or service shall remain exercisable for a period ending not before the earlier of the first anniversary of the termination of the Grantee's employment or service or the expiration of the stated term of the Award.

         7.6 Limits on Incentive Stock Awards. Except as may otherwise be permitted by the Code, the Committee shall not grant to an Eligible Employee Incentive Stock Awards, that, in the aggregate, are first exercisable during any one calendar year to the extent that the aggregate fair market value of the Common Stock, at the time the Incentive Stock Awards are granted, exceeds $100,000.

         7.7 Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments.



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         8. Stock Appreciation Rights. The Committee may, in its discretion, either alone or in connection with the grant of an Employee Award, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Award, a Stock Appreciation Right shall cover the same Shares covered by the Award (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms. The Committee shall determine, at the time of grant or thereafter, the time or times at which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Eligible Employees, whether or not a Stock Appreciation Right shall be in tandem with any other Award, and any other terms and conditions of any Stock Appreciation Right.

         8.1 Time of Grant. Unless the Committee determines otherwise, an SAR
(1) granted in tandem with a Nonqualified Stock Award may be granted at the time of grant of the related Nonqualified Stock Award or at any time thereafter or
(2) granted in tandem with an Incentive Stock Award may only be granted at the time of grant of the related Incentive Stock Award.

         8.2 Stock Appreciation Right Related to an Award.

                  (a) Exercise. Subject to Section 8.8, a Stock Appreciation Right granted in connection with an Award shall be exercisable at such time or times and only to the extent that the related Awards are exercisable, and will not be transferable except to the extent the related Award may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Award shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Award Agreement.

                  (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Award, the holder shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right (or, if the Committee shall so determine in the case of any such right, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise) over the per Share purchase price under the related Award, by
(B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit, in any manner, the amount payable with respect to any Stock Appreciation Right by including such a limit in the Award Agreement evidencing the Stock Appreciation Right at the time it is granted.

                  (c) Treatment of Related Awards and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Award, the Award shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Award granted in connection with a Stock Appreciation Right or the surrender of such Award pursuant to Section 7.3, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Award is exercised or surrendered.

         8.3 Stock Appreciation Right Unrelated to an Award. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Awards. Stock Appreciation Rights unrelated to Awards shall contain such terms and conditions as to exercisability (subject to Section 8.7), vesting and duration as the Committee shall determine, but, in no event, shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Award, the holder shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right (or, if the Committee shall so determine in the case of any such right, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise) over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit, in any manner, the amount payable with respect to any Stock Appreciation Right by including such a limit in the Award Agreement evidencing the same Stock Appreciation Right at the time it is granted.

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         8.4 Method of Exercise. Stock Appreciation Rights shall be exercised by a holder only by a written notice delivered in person or by mail to the Secretary or Chief Financial Officer of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the holder shall deliver the Award Agreement evidencing the Stock Appreciation Right being exercised and the Award Agreement evidencing any related Award to the Secretary or Chief Financial Officer of the Company who shall endorse thereon a notation of such exercise and return such Award Agreement to the holder.

         8.5 Form of Payment. Payment of the amount determined under Sections 8.2(b) or 8.3 may be made in the discretion of the Committee, solely in whole Shares in a number determined at their Fair Market Value in the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash. Notwithstanding the foregoing, no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right pursuant to Sections 8.2(b) or 8.3 to an officer of the Company who is subject to liability under Section 16(b) of the Exchange Act, unless the exercise of such Stock Appreciation Right is made either (i) during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of earnings (the "Window Period") or (ii) pursuant to an irrevocable election to receive cash made at least six (6) months prior to the exercise of such Stock Appreciation Right.

         8.6 Modification. No modification of an Award shall adversely alter or impair any rights or obligations under the Award Agreement without the holder's consent.

         8.7 Effect of Change in Control. In the event of a Change in Control but subject to Section 8.6, all Stock Appreciation Rights shall become immediately and fully exercisable. In addition, to the extent set forth in an Award Agreement evidencing the grant of a Stock Appreciation Right, a holder will be entitled to receive a payment in cash or stock, in either case, with a value equal to the excess, if any, of (A) the greater of (x) the Fair Market Value, on the date preceding the date of exercise, of the underlying Shares subject to the Stock Appreciation Right or portion thereof exercised and (y) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shared over (B) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised; provided, however, that in the case of a Stock Appreciation Right granted within six (6) months of the Change in Control to any holder who may be subject to liability under Section 16(b) of the Exchange Act, such holder shall be entitled to exercise his or her Stock Appreciation Right during the sixty (60) day period commencing upon the expiration of six months from the date of grant of any such Stock Appreciation Right. In the event of a holder's employment or service with the Company is terminated by the Company following a Change in Control, each Stock Appreciation Right held by the holder that was exercisable as of the date of termination of the holder's employment or service shall remain exercisable for a period ending but not before the earlier of the first anniversary of the termination of the holder's employment or service or the expiration of the stated term of the Stock Appreciation Right.



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

         9. Adjustment Upon Changes in Capitalization.

                  (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, as it may deem appropriate in the number and kind of shares authorized by the Plan in the number and kind of shares covered by Awards granted, in the case of Stock Awards, in the Award price, and in the case of stock appreciation rights, in the fair market value.

                  (b) Any such adjustment in the Shares subject to Incentive Stock Awards (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

                  (c) If, by reason of a Change of Capitalization, a Grantee shall be entitled to exercise an Award with respect to new, additional or different Shares of stock, such new, additional or different Shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award, prior to such Change in Capitalization.

         10. Effect of Certain Transactions. Subject to Sections 7.5 and 8.8 or as otherwise provided in an Award Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company, the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms.

         11. Interpretation.

                  (a) The Plan is intended to comply with Rule 16b-3-promulgated under the Exchange Act and the Insurance Law and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule and the Insurance Law shall be inoperative and shall not affect the validity of the Plan.

                  (b) Unless otherwise expressly stated in the relevant Award Agreement, each Award granted under the Plan is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as performance-based compensation.

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

         12. Pooling Transactions.

         Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, which are specifically recommended by an independent public accounting firm engaged by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to
(i) deferring the vesting, exercise, payment or settlement in respect of any Award, (ii) providing that the payment or settlement in respect of any Award be made in the form of cash, Shares or securities of a successor or acquirees of the Company, or a combination of the foregoing, and (iii) providing for the extension of term of any Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Award.

         13. Termination and Amendment of the Plan.

         The Plan shall terminate on the preceding the tenth anniversary of the date of its adoption by the stockholders of the Company, and no Award may be granted thereafter. The Board may sooner terminate the Plan, and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

                  (a) No such amendment, modification, suspension or termination shall impair or adversely alter any Award already granted under the Plan, except with the consent of the Grantee or holder of an Award nor shall any amendment, modification or termination deprive any Grantee or holder of an Award of any Shares which he or she may have acquired through or as a result of the Plan; and

                  (b) To the extent necessary under Section 422 of the Code or
Section 16(b) of the Exchange Act or the Insurance Law and the rules and regulations promulgated thereunder or other applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations.

         14. Non-Exclusivity of the Plan.

         The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock Awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         15. Limitation of Liability.

         As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

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

                  (a) give any person any right to be granted an Award other than at the sole discretion of the Committee;

                  (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

                  (c) limit in any way the right of the Company to terminate the employment of any person at any time; or

                  (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

         16. Regulations and Other Approvals; Governing Law.

         16.1 Except as to matters of Federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New York.

         16.2 The obligation of the Company to sell or deliver Shares with respect to Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable Federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

         16.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Awards the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

         16.4 Each Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval or any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

         16.5 Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require an individual receiving Shares pursuant to an Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an exemption applicable under the Securities Act as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

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

         17. Miscellaneous.

         17.1 Multiple Agreements. The terms of each Award granted to an Eligible Individual may differ from other Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Awards previously granted to that Eligible Individual.

         17.2 Withholding of Taxes.

                  (a) At such times as a Grantee or holder of a Stock Appreciation Right recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Grantee or holder shall pay other amounts as may be required by law to be withheld by the Company in issuance or release from escrow of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to a Grantee or holder an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Grantee or holder may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes, provided that in respect of a Grantee or holder who may be subject to liability under
Section 16(b) of the Exchange Act either; (i)(A) the Tax Election is made at least six (6) months prior to the date of the Taxable Event and (B) the Tax Election is irrevocable with respect to all Taxable Events of a similar nature occurring prior to the expiration of six (6) months following a revocation of the Tax Election; or (ii)(A) the Tax Election is made at least six (6) months after the date the Award was granted, (B) the Award is exercised during the Window Period and (C) the Tax Election is made during the Window Period in which the related Award is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (i) modify this Section
17.2 or impose such other restrictions or limitations on Tax Elections to be made at such times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

                  (b) If a Grantee makes a disposition, within the meaning of
Section 424 (c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Grantee pursuant to the exercise of an Incentive Stock Award within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Grantee pursuant to such exercise, the Grantee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

         17.3 Effective Date. The effective date of the Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of a majority of the stockholders entitled to vote thereon.



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